FILE NO. 333-278904
United States
Securities and Exchange Commission
Washington, DC 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 1
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Insurance Company)
1 AMERICAN ROW, HARTFORD, CT 06103
(Address of Insurance Company’s principal executive office)(Zip Code)
(860) 791-0750
(Insurance company’s telephone, including area code)
CHRISTOPHER M. GRINNELL
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 AMERICAN ROW
HARTFORD, CT 06103
(860) 791-0750
(Name and address of agent for service)

Approximate date of proposed public offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☒ on January 24, 2025 pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a
Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange
Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

CRC SELECT II
GROUP MODIFIED GUARANTEED ANNUITY CONTRACT
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
P O BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (Owners)
1-800-862-7155 (Investment Professionals)
www.talcottresolution.com

This Contract is no longer available for purchase.
This prospectus describes information you should know about CRC Select II (the “Contract”), a fixed, single premium, deferred, modified guaranteed annuity offered to groups. The Contract is issued by Talcott Resolution Life Insurance Company (“Talcott Resolution,” “we,” “us,” “our”). Please read this prospectus carefully and retain it for future reference.
The Contract offers fixed interest investment options, which include (1) Guarantee Periods of the Guaranteed Interest Account and (2) the Access Account. Additional information about each investment option under the Contract is provided in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals (partial or full) could result in surrender charges, taxes, and tax penalties. In addition, withdrawing or otherwise removing amounts from a Guarantee Period prior to its expiration could result in a negative Market Value Adjustment (“MVA”). In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed from a Guarantee Period due to a negative MVA.
All guarantees and obligations under the Contract are subject to the financial strength and claims-paying ability of Talcott Resolution.
This prospectus is filed with the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if the information in this prospectus is truthful or complete. Anyone who represents otherwise may be guilty of a criminal offense.
Additional information about certain investment products, including annuities, has been prepared by the SEC’s staff and is available at Investor.gov. This prospectus and the Statement of Additional Information (“SAI”) for the Contract can also be obtained free of charge from the SEC's website: (www.sec.gov).
This annuity IS NOT:
t  A bank deposit or obligation
t  Federally insured
t   Endorsed by any bank or governmental agency
This annuity may not have been available for sale in all states.
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE
PROSPECTUS DATED: [ ], 2025

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALES PERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED ON.
Definitions
The following terms are capitalized throughout this prospectus.
Access Account — An account where the Contract Value may be temporarily invested at the end of any Guaranteed Period.
Accumulation Period— The time after you purchase the Contract until we begin to make Annuity Payouts.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Annual Free Withdrawal Amount — This amount equals any interest credited to the Contract Value during the 12 months prior to the surrender date that was not previously withdrawn.
Annuitant — The person on whose life this Contract is issued.
Annuity Commencement Date — The date we start to make Annuity Payouts.
Annuity Payouts — Annuity payments we make during the Annuity Period based on the selected Annuity Payout Option.
Annuity Payout Option — A payment option for Annuity Payouts.
Annuity Period— The time during which we make Annuity Payouts.
Beneficiary — The person(s) entitled to receive benefits pursuant to the Contract following the death of the Owner(s) or Annuitant, as applicable.
Business or Valuation Day — Any day the New York Stock Exchange is open. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Code— The Internal Revenue Code of 1986, as amended.

Contingent Annuitant — The person you may designate to become the Annuitant if the Annuitant dies prior to the Annuity Commencement Date.
Contract — The annuity contract and any endorsements or riders. The terms "Contract" and "annuity" are used synonymously throughout this prospectus.
Contract Anniversary — The annual anniversary of the date that a Contract is issued. If the Contract Anniversary Date falls on a non-Business Day, then the Contract Anniversary will be the preceding Business Day.
Contract Value — The sum of your Premium Payment and all interest earned minus any Full or Partial Surrenders (including applicable surrender charges, premium taxes and MVAs previously applied).
Contract Year — The twelve (12) month period between Contract Anniversaries, beginning on the date that the Contract is issued.
Death Benefit — The amount that we will pay upon the death of the Owner(s) or the Annuitant, as applicable.
Full Surrender — The full liquidation of your Contract upon which you will receive the Net Surrender Value.
Gross Surrender Value — The amount deducted from your Contract Value (including applicable Surrender Charges, Premium Taxes and MVA).
Guaranteed Interest Account or Account — During the initial Guarantee Period and any subsequent Guarantee Periods, the Contract Value is allocated to this account and earns interest that is guaranteed at a rate that we determine for such Guarantee Period duration as then offered by us. This account is not part of any separate account of Talcott Resolution. Instead, it is a notional account for purposes of tracking the values in your Contract.
Guarantee Rate — The annual interest rate declared for a Guarantee Period.
Guarantee Period — A fixed interest option under the Contract that guarantees the declared Guarantee Rate for the duration of the Guarantee Period.
Joint Annuitant — The person on whose life Annuity Payouts are based if the Annuitant dies after the Annuity Calculation Date. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment (MVA) — A positive or negative adjustment that may apply when amounts are Surrendered, transferred, or annuitized from a Guarantee Period prior to its expiration.
Minimum Contract Value — The lowest Contract Value needed to sustain a Contract.
Net Surrender Value — The amount payable upon a Partial or Full Surrender or commutations after any applicable surrender charges, premium taxes and MVA have been applied.
Owner or you — The owner or holder of this Contract.
Partial Surrender — A partial withdrawal from your Contract Value.
Premium Payment — The single purchase payment you make under the Contract.
Surrender — Refers to both Full and Partial Surrenders.
Talcott Resolution, we, us or our — Talcott Resolution Life Insurance Company.
Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. Prior to the Annuity Commencement Date, you invest your Premium Payment and any accumulated interest in the Contract’s investment options. The value of your investments is used to set your benefits under the Contract. Upon annuitization of the Contract, we use your accumulated value to set the value of the Annuity Payouts that we make during the Annuity Period. The Contract also includes a Death Benefit to help financially protect your Beneficiaries.
Investing in the Contract involves risk. You can lose your money, including your principal investment, due to the possible application of a negative MVA. However, investing in the Contract can provide you with the opportunity to grow your money and your Contract’s benefits and help you achieve financial goals. The Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to take early or frequent withdrawals based on their liquidity needs.
The Contract is no longer for sale. However, we continue to administer the in-force Contracts.
Phases of the Contract
The Contract has two phases: an Accumulation Period (for savings) and an Annuity Period (for income).
Accumulation Period. During the Accumulation Period, you invest your Contract Value in either (a) the Guarantee Periods or (b) the Access Account during time periods between Guarantee Periods.

• Guarantee Periods. Each Guarantee Period credits a fixed rate of interest annually for a specified number of years. Each Guarantee Period guarantees your principal investment if held until maturity and credits a guaranteed annual rate of interest at the declared Guarantee Rate.
• Access Account. The Access Account is a short-term account which credits a fixed rate of interest that we declare from time to time. Contract Value may remain in the Access Account for no longer than six months.
Additional information about each investment option available under the Contract is provided in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Annuity Period. Your Contract enters the Annuity Period on the Annuity Commencement Date, which is the date on which we begin to make Annuity Payouts. When your Contract enters the Annuity Period, your accumulated Contract Value is converted into a stream of income payments from us ( i.e. , Annuity Payouts). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years.
During the Annuity Period, you will no longer be able to take Surrenders from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise.
Contract Features
Accessing Your Money. Before your Contract enters the Annuity Period, you can withdraw money from your Contract at any time ( i.e. , a Full or Partial Surrender), except Partial Surrenders are not available from the Access Account. If you take a Surrender, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1 / 2 . Surrenders from the Guarantee Periods may also be subject to negative MVAs (see “Contract Adjustments” below).
Tax Treatment. You can transfer Contract Value between the investment options without tax implications, and earnings on your investments are generally tax-deferred. Income taxes apply only upon: (1) making a Surrender; (2) receiving a payment from us; or (3) payment of a Death Benefit.
Death Benefit. The Contract includes a standard Death Benefit for no additional charge, payable upon your or the Annuitant’s death during the Accumulation Period.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
• Extended Withdrawal Privilege Rider. When you reach age 72, this Rider allows you to take Surrenders up to the amount permitted by the Rider from the Guarantee Periods without incurring any surrender charges or MVA that would otherwise apply.
• Automatic Income Program. Allows you to take regular Partial Surrenders of the Annual Free Withdrawal Amount from the Guarantee Periods each Contract Year.
Contract Adjustments
You could lose a significant amount of money due to a negative MVA if amounts are removed from a Guarantee Period prior to its expiration. A Surrender (partial or full), transfer, or annuitization from a Guarantee Period prior to its expiration may result in an MVA.
Important Information You Should Know About Your Contract

FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus

Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you withdraw money from a Guarantee Period prior to its expiration or after the first 30 days of the following Guarantee Period, you may be assessed a surrender charge. The maximum surrender charge is 6%, as a percentage of the amount withdrawn. For example, if you were to withdraw $100,000 from a Guarantee Period, you could be assessed a surrender charge of up to $6,000. This loss will be greater if there is a negative MVA, or you are subject to taxes or tax penalties.
Market Value Adjustments. If you withdraw or otherwise remove amounts from a Guarantee Period before the end of the Guarantee Period, we may apply an MVA, which may be negative. In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed due to a negative MVA. For example, if you were to withdraw $100,000 from a Guarantee Period prior to its expiration, you could lose up to $100,000 of the amount withdrawn. This loss will be greater if you also have to pay a surrender charge, taxes, or tax penalties. An MVA may apply to withdrawals (including full withdrawals and partial withdrawals), transfers, and annuitization from the Guarantee Periods.
Fee Table The Contract – F. Charges, Fees, and Adjustments
Are There Transaction Charges?	No. Other than surrender charges and MVAs, there are no charges for other contract transactions.	Fee Table The Contract – F. Charges, Fees, and Adjustments
Are There Ongoing Fees and Expenses	No. There are no ongoing fees or expenses under the Contract.	Fee Table The Contract – F. Charges, Fees and Adjustments
	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including loss of principal.	Principal Risks of Investing in the Contract

Is This a Short-Term Investment?
No.
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges and negative MVAs may apply to withdrawals from a Guarantee Period.
•The benefits of tax deferral and long-term income are generally more beneficial to investors with a long-time horizon.
•Withdrawals may be subject to taxes, and a 10% penalty tax may be applied to withdrawals before age 59 1/2.
•Upon maturity of an investment option –
◦At the end of a Guarantee Period, your Contract Value in the matured Guarantee Period will be reallocated, Surrendered, or annuitized according to your instructions. In the absence of instructions, the Contract Value will be automatically reallocated to a new Guarantee Period of the same duration as the matured Guarantee Period, if available.
◦Six months is the maximum amount of time that Contract Value may remain in the Access Account. At the end of six months, your Contract Value in the Access Account will be reallocated, Surrendered, or annuitized according to your instructions. In the absence of instructions, the Contract Value will be automatically reallocated to a new Guarantee Period of the same duration as the Guarantee Period from which you transferred Contract Value to the Access Account, if available.
◦If a Guarantee Period of the same duration is not available, the Contract Value will be automatically reallocated to a new Guarantee Period with a duration equal to the shortest of (a) the next-longer available Guarantee Period, or (b) the longest Guarantee Period duration that will expire prior to the Annuity Commencement Date.
Principal Risks of Investing in the Contract The Contract - B. Fixed Interest Investment Options
What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to risk and can vary depending on the investment options available under the contract.
•Each investment option (including any Guarantee Period) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?	An investment in the contract is subject to the risks related to us. Any obligations (including under any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by calling us at 1-800-862-6668.
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
•There are restrictions that may limit the investment options you may choose, as well as limitations on the transfer of contract value among investment options.
•Certain Guarantee Periods may not be available under your contract.
•Contract Value may be allocated to only one Guarantee Period or the Access Account at any time during the Accumulation Period.
•Transfers from a Guarantee Period may be subject to a negative MVA.
•Contract Value may remain in the Access Account for a maximum of 6 months.
•We reserve the right to add or eliminate Guarantee Periods as investment options.
•We will not accept additional Premium Payments.

Principal Risks of Investing in the Contract The Contract – B. Fixed Interest Investment Options, C. Transfers Between Investment Options Appendix A – Investment Options Available under the Contract

Are There any Restrictions on Contract Benefits?
•There are restrictions and limitations relating to the benefits offered under the contract (e.g., death benefits).
•Except as otherwise provided, contract benefits may not be modified or terminated by us.
•Partial withdrawals (including surrender charges, taxes, and negative MVAs) may significantly reduce the death benefit.

The Contract – E. Other Features, Benefits Available Under the Contract; H. Death Benefit
	TAXES	Location in Prospectus
What are the Contract's Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the contract.
•Earnings on your contract are taxed at ordinary income rates when withdrawn them and you may have to pay a penalty if you take a withdrawal before age 59½.

Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold
Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses

	Initial Guarantee Period	Subsequent Guarantee Period
Surrender Charge (as a percentage of the amount Surrendered)(1)	6%	4%
(1) We determine the applicable surrender charge by calculating the length of time your money has been a part of your present Guarantee Period, according to the following schedule:

Guarantee Period Year	1	2	3	4	5	6- 1
•Initial Guarantee Period	6%	6%	5%	4%	3%	2%
•Subsequent Guarantee Period	4%	3%	2%	2%	2%	2%
When you invest in a new Guarantee Period, the surrender charge schedule for subsequent Guarantee Periods will reset and no credit will be given for the time spent in previous Guarantee Periods. Surrender charges do not apply to (i) Surrenders made at the end of a Guarantee Period or within the first 30 days after electing a subsequent Guarantee Period; (ii) Partial Surrenders of not more than the Annual Free Withdrawal Amount; (iii) the Death Benefit; (iv) Surrenders that qualify for a medical waiver; (v) annuitization; (vi) permissible duration exchanges; (vii) cancellation during the right to examine period; (viii) Surrenders from the Access Account; or (ix) Required Minimum Distributions from IRAs. See The Contract – F. Charges, Fees, and Adjustments – Surrender Charges for more information.
The next table describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is removed from a Guarantee Period before the expiration of the Guarantee Period.

Adjustments

Market Value Adjustment Maximum Potential Loss (as a percentage of the amount removed from a Guarantee Period)(1)	100%
(1) Surrenders (including Full and Partial Surrenders), transfers, and annuitization from a Guarantee Period taken prior to the end of the Guarantee Period may be subject to an MVA. Certain Surrenders from the Guarantee Periods are not subject to an MVA, including Partial Surrenders up to the Annual Free Withdrawal Amount. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information.
Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon. Surrenders may be subject to surrender charges, negative MVAs, taxes, and tax penalties. See “Withdrawal Risk” below. Guarantee Periods can be several years in length. Removing amounts from a Guarantee Period prior to its expiration may result in a negative MVA, in addition to any applicable surrender charges and tax consequences. See “Guarantee Period Risk” below. The Contract's Annual Free Withdrawal Amount is available only for Partial Surrenders, not Full Surrenders.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. Partial and Full Surrenders may be subject to surrender charges, negative MVAs, and/or taxes. If you make a Surrender prior to age 59 1 / 2 , there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59 1 / 2 may also affect the tax-qualified status of some Contracts. You should also consider the impact that a Partial Surrender may have on the benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit, perhaps significantly. A Full Surrender will terminate the Contract and all of its benefits, including the Death Benefit. You cannot make Surrenders from the Contract after the Annuity Commencement Date.
Transfer Risk. Your ability to transfer Contract Value between investment options is subject to significant restrictions. You may transfer Contract Value from a Guarantee Period at the end of the Guarantee Period, or within 30 days after the start of the next Guarantee Period, to another Guarantee Period or to the Access Account. Once each Contract Year, beginning after the first Contract Year, you may transfer Contract Value from a Guarantee Period to another Guarantee Period at any other time, provided that the duration of the new Guarantee Period is (i) at least five years or longer (subject to availability), and (ii) does not extend beyond your Annuity Commencement Date. Any transfer from a Guarantee Period, other than a transfer at the end of the Guarantee Period may be subject to a negative MVA, which may result in significant loss.These transfer restrictions may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Guarantee Period Risk. A Guarantee Period may not be appropriate for you if you do not expect to remain invested in the Guarantee Period until its maturity, which could be several years. Surrendering, transferring, or annuitizing amounts from a Guarantee Period prior to the end of the Guarantee Period may result in a negative MVA. The adjustment to the amount removed will depend on market conditions and the length of time remaining in the Guarantee Period. A negative MVA could result in significant loss. In extreme circumstances, you could lose up to 100% of the amount removed from a Guarantee Period due to a negative MVA. Any loss from a negative MVA will be greater if you also have to pay surrender charges, taxes, or tax penalties.
Each Guarantee Period has a declared annual interest rate ( i.e. , Guarantee Rate), which is guaranteed for the entire term. We may declare different Guarantee Rates for future Guarantee Periods, subject to the minimum annual interest rate of 1% or the applicable state non-forfeiture interest rate, whichever is greater. You bear the risk that we will not declare an interest rate higher than the minimum interest rate.Removing amounts from a Guarantee Period prior to maturity will result in a loss of interest for the remainder of the term.
We reserve the right to add, delete, or eliminate Guarantee Periods as investment options. Certain Guarantee Periods may not be available under your Contract. An available Guarantee Period may not be of the same duration offered in the initial Guarantee Period or any subsequent Guarantee Period.
When you invest in a new Guarantee Period, the surrender charge schedule for subsequent Guarantee Periods will reset and no credit will be given for the time spent in previous Guarantee Periods.
Access Account Risk. Transfers into the Access Account may only occur at the end of a Guarantee Period, or during the 30-day period at the beginning of a subsequent Guarantee Period.The Access Account is a short-term investment option. Contract Value may not remain invested in the Access Account for longer than 6 months. At the end of 6 months, Contract Value in the Access Account must be transferred to a Guarantee Period, if not otherwise Surrendered or annuitized. We periodically declare new interest rates for the Access Account, subject to the minimum annual interest rate of 1%.You bear the risk that we will not declare an interest rate higher than the minimum interest rate.

Financial Strength and Claims-Paying Ability Risk. Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes.
The Contract
A. Purchasing the Contract
What is the Contract?
This annuity is a contract between you and us. We agreed to make payments to you starting some time in the future. You can invest your money under the annuity in either the Guaranteed Interest Account or the Access Account during time periods between Guarantee Periods. This annuity includes a death benefit if you die before we start to pay you income from your annuity. You also have choices about how we pay you income from the annuity.
This annuity is:
•Single premium — you bought it with one Premium Payment.
•Fixed — it earns an interest rate that remains constant during the applicable Guarantee Period or if invested in the Access Account.
• Tax-deferred — you generally do not pay taxes on interest earned until you take money out or we start to make Annuity Payouts.
Who can buy this Contract?
This Contract is no longer available for purchase.
The Contract is an individual, deferred, modified guaranteed annuity contract designed for retirement planning purposes. Any individual or trust that was able to purchase it, including IRAs adopted according to Section 408 of the Code (known as "Qualified Contracts" as defined by the Code). In addition, individuals and trusts were able to also purchase Contracts that were not part of a tax qualified retirement plan (known as "Non-Qualified Contracts"). If you purchased the Contract for use in an IRA or qualified retirement plan, you should have considered other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or qualified plan already receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for purchase.
When you purchased a Contract you completed and submitted an application or an order request along with your Premium Payment. The minimum Premium Payment was:
•$5,000 — Non-Qualified Contracts; or
•$2,000 — Qualified Contracts.
Prior approval was required for a Premium Payment of $1,000,000 or more.
Contracts were only available for purchase through a Financial Intermediary. An investment professional worked with you to complete and submit an application or an order request form. Part of this process included an assessment whether this annuity was suitable for you. Prior to recommending the purchase or exchange of an annuity, your investment professional made reasonable efforts to obtain certain information about you and your investment needs. This recommendation was independently reviewed by a principal within your Financial Intermediary before the application or order was sent to us. Your Premium Payment was not invested during this period.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a Contract. When you purchased a Contract, your Financial Intermediary asked for your name, address, date of birth and other information that will allowed us to identify you. They may also have asked to see your driver's license or other identifying documents.
A Premium Payment must be payable in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered in good order.
Multiple Premium Payments will be permitted only in respect of tax-free exchanges. In these circumstances, Premium Payments will be deposited into an interest-free suspense account until the exchange process is completed.

Neither you nor your Annuitant must have had your 86th birthday on the date that your Contract was issued. If a non-natural person owns the Contract, the Annuitant must not have been older than age 85 as of the Contract issuance date. You had to be of legal age in the state where the Contract was purchased or a guardian must have acted on your behalf.
How is the Premium Payment applied to my Contract?
Your Contract was issued after we received your Premium Payment and your application or order request was in good order. If the application/order request or other information accompanying the Premium Payment was incomplete when we received it, we held the money in a non-interest bearing account for up to fifteen (15) business days while we tried to obtain complete information. If we could not obtain the information within that time, we returned your Premium Payment unless you requested us to hold your Premium Payment until you provided the necessary information. We sent you a confirmation after we applied your Premium Payment.
Can I cancel my Contract after I purchase it?
The right of cancellation is no longer available under your Contract. You had the right to return your Contract within ten days after you received it. In some states, you may have been allowed more time to cancel your Contract. If you cancelled your Contract, the amount we paid you upon cancellation depended on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age.We did not deduct any surrender charges during the cancellation period or upon cancellation, but an MVA may have applied.
B. Fixed Interest Investment Options
During the Accumulation Period, you invest your Contract Value in either (a) the Guarantee Periods or (b) the Access Account during time periods between Guarantee Periods.
Information regarding the features of each currently-offered investment option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate is available in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Your entire Contract Value must be allocated to only one Guarantee Period or to the Access Account at any time during the Accumulation Period. You cannot allocate portions of your Contract Value among multiple investment options.
Guarantee Periods
Guarantee Periods are part of the Guaranteed Interest Account. Each Guarantee Period has a duration, specified in years. We declare an annual interest rate for each Guarantee Period ( i.e. , the Guarantee Rate). The Guarantee Rate will not change for the duration of a Guarantee Period. Amounts allocated to a Guarantee Period will earn guaranteed annualized interest at the Guarantee Rate. Compound interest is credited daily to Contract Value allocated to a Guarantee Period. Interest is no longer credited to amounts that are removed from a Guarantee Period prior to maturity.
When you purchased your Contract, you chose the Guarantee Period to which your Premium Payment was initially allocated. This was your “initial” Guarantee Period. All Guarantee Periods after your initial Guarantee Period are “subsequent” Guarantee Periods.We reserve the right to add, delete, or eliminate Guarantee Periods, or offer some or all Guarantee Periods to select distribution channels, or certain groups of contract holders.
Each Guarantee Period has its own Guarantee Rate. Guarantee Rates may differ among Guarantee Periods and may differ from one Guarantee Period to the next. The Guarantee Rate for a Guarantee Period is set by us at the beginning of the Guarantee Period. We, at our discretion, set the Guarantee Rate for future Guarantee Periods. Changes in Guarantee Rates will not affect the Guarantee Rates that we are paying on current Guarantee Periods. A Guarantee Rate will never be less than the greater of 1% or the non-forfeiture interest rate applicable in your state. We, or our agents, cannot predict nor guarantee our future Guarantee Rates. See “Investments by Talcott Resolution” for additional information on how Guarantee Rates are set.
You could lose a significant amount of money due to an MVA if amounts are removed from a Guarantee Period prior to its expiration. Amounts Surrendered, transferred, or annuitized from a Guarantee Period prior to its expiration may be subject to an MVA. An MVA may be positive, negative, or equal to zero. In addition to an MVA, a surrender charge may apply to a Surrender from a Guarantee Period prior to its expiration. See The Contract – F. Charges, Fees, and Adjustments for more information.
We will send you a written notice at least 44 days before the expiration of an ongoing Guarantee Period notifying you of the upcoming expiration of your present Guarantee Period and outlining your options for renewal or reallocation of your Contract Value. Guarantee Rates for new Guarantee Periods will be declared at the start of the new Guarantee Period. We will advise you of the Guarantee Rate for a new Guarantee Period at the time we execute a transfer you have requested, or at the time a new Guarantee Period begins. You or your Financial Intermediary may also obtain information about the Guarantee Rates by contacting us at 1-800-862-6668.
At the end of each Guarantee Period, you have the following options:
• Reallocate your Contract Value to a subsequent Guarantee Period of the same duration, if available;
• Reallocate (or transfer) your Contract Value to an available Guarantee Period of a different duration, if any;

• Reallocate (or transfer) your Contract Value to the Access Account;
• Annuitize your Contract; and/or
• Take a Full or Partial Surrender (if taking a Partial Surrender, instructions are needed for your remaining Contract Value).
Please note that you cannot reallocate (or transfer) Contract Value to a Guarantee Period that extends beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
At the end of a Guarantee Period, your Contract Value in the matured Guarantee Period will be processed according to your instructions.In the absence of timely instructions, your Contract Value in the matured Guarantee Period will be automatically reallocated to a Guarantee Period of the same duration, if available, subject to the new Guarantee Rate declared for the new Guarantee Period. If not available, the Contract Value will be automatically reallocated (transferred) to a new Guarantee Period with a duration equal to the shortest of (a) the next-longer available Guarantee Period, or (b) the longest Guarantee Period that will expire prior to the Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
Access Account
The Access Account is a short-term fixed income investment option under the Contract. Interest is credited and compounded daily to Contract Value allocated to the Access Account. We may declare a new interest rate for the Access Account at any time. The declared interest rate is not guaranteed for any specific period of time; however, the interest rate will never be less than 1%.
You may allocate Contract Value to the Access Account by transferring Contract Value from a Guarantee Period to the Access Account, either at the end of an ongoing Guarantee Period or for 30 days after the start of a new Guarantee Period. An MVA will not apply to Contract Value transferred to or from the Access Account. See C. Transfers Between Investment Options for additional information.
You may make a Full Surrender from the Access Account or annuitize your Contract without incurring surrender charges or an MVA.
You may not take Partial Surrenders while invested in the Access Account except under the following circumstances:
•required minimum distribution and 72(t)/(q) withdrawal programs, as defined by applicable tax law, that existed in the preceding Guarantee Period will continue uninterrupted upon transfer to the Access Account; or
•new required minimum distribution programs may be set up while in the Access Account, new 72(t)/(q) programs may not.
Participation in systematic withdrawal programs such as the Automatic Income Program where the above circumstances do not apply, will automatically terminate the program upon transfer to the Access Account.
Six months is the maximum amount of time that Contract Value, including accrued interest, may remain in the Access Account. At the end of six months, your Contract Value in the Access Account will be reallocated, Surrendered, or annuitized according to your instructions. In the absence of instructions, the Contract Value will be automatically reallocated (transferred) to a new Guarantee Period of the same duration as the Guarantee Period from which the Contract Value was originally transferred, if available. If not available, the Contract Value will be automatically reallocated (transferred) to a new Guarantee Period with a duration equal to the shortest of (a) the next-longer available Guarantee Period, or (b) the longest Guarantee Period that will expire prior to the Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
We will send you a written notice at least 44 days days prior to the end of 6 months notifying you of the upcoming expiration of your investment in the Access Account and outlining your options for reallocation of your Contract Value to the Guaranteed Interest Account. Guarantee Rates for new Guarantee Periods will be declared at the start of the new Guarantee Period. We will advise you of the Guarantee Rate for a new Guarantee Period at the time we execute a transfer you have requested, or at the time a new Guarantee Period begins. You or your Financial Intermediary may also obtain information about the Guarantee Rates by contacting us at 1-800-862-6668.
If the Contract Owner or Annuitant dies while the Contract Value is allocated to the Access Account, and we do not receive a payment election as provided in the settlement of Death Benefit provision of the Contract prior to the expiration date of the Access Account, we will automatically reallocate the Contract Value to a new Guarantee Period. The effective date of the new Guarantee Period will be the transfer date from the Access Account to the new Guarantee Period. Unless otherwise specified, the duration of the new Guarantee Period will be the same as the Guarantee Period immediately before transferring your Contract Value to the Access Account. This Guarantee Period will remain in effect until the earlier of the settlement of the Death Benefit as provided by the Contract or the Guarantee Period expiration date.

C. Transfers Between Investment Options
End of Guarantee Period Transfers
You may transfer Contract Value in a matured Guarantee Period to an available new Guarantee Period or to the Access Account at the end of your current Guarantee Period or within 30 days after the start of the next Guarantee period. However, you cannot transfer Contract Value to a Guarantee Period that extends beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
We must receive your transfer request before the expiration of the ongoing Guarantee Period or no later than the first 30 days after a new Guarantee Period begins. Please note:
• If we receive your transfer request before the end of the ongoing Guarantee Period, the request will be effective on the next Business Day after the expiration of the Guarantee Period. No MVA will apply to the transfer.
• If we receive your transfer request during the first 30 days after a new Guarantee Period begins, the request will be effective on the Business Day that we receive your request. If the transfer is to a Guarantee Period, the transfer will be subject to an MVA, which may be negative. If the transfer is to the Access Account, no MVA will apply.
The amount transferred is equal to the Contract Value on the date of the transfer after reflecting any applicable MVA. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information about MVAs.
Transfers are not subject to surrender charges. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
Interim Guarantee Period Transfers
Once each Contract Year, beginning after the first Contract Year, you may transfer from one Guarantee Period to another then available Guarantee Period outside of the window described in “End of Guarantee Period Transfers” above. Please note that, when exercising this transfer right, the new Guarantee Period must be (i) at least five (5) years or longer (subject to availability), and (ii) cannot not extend beyond your Annuity Commencement Date (or Option End Date for beneficiary continued contracts).
A transfer described in this section will be subject to an MVA, which may be negative. The amount transferred into the new Guarantee Period is equal to the Contract Value on the date of the transfer after reflecting the MVA. The request will be effective on the Business Day that we receive your request. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information about MVAs.
Transfers are not subject to surrender charges. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
Transfers into and from the Access Account
You may elect to have your Contract Value transferred into the Access Account at the end of a Guarantee Period or during the first 30 days after a new Guarantee Period begins. See “End of Guarantee Period Transfers” above.
You may instruct us to transfer your Contract Value from the Access Account into a new Guarantee Period, subject to the declared Guarantee Rate, at any time. The effective date of the new Guarantee Period will be the transfer date from the Access Account to the new Guarantee Period.The transfer will not be subject to surrender charges or an MVA. However, when starting a new Guarantee Period, the surrender charge schedule will reset and no credit will be given for the time spent in any previous Guarantee Period.
We may transfer your Contract Value out of the Access Account upon spousal Contract continuation. Unless otherwise specified, the duration of the new Guarantee Period will be the same as the Guarantee Period immediately before transferring your Contract Value to the Access Account. This Guarantee Period will remain in effect until the earlier of the settlement of the Death Benefit as provided by the Contract or the Guarantee Period expiration date.
D. The Contract Value
How is the value of my Contract calculated before the Annuity Commencement Date?
We calculate your Contract Value by deducting any applicable premium tax from your Premium Payment, or your rollover or renewed Contract Value if you are in a subsequent Guarantee Period. We then credit your Contract Value on a daily basis with an amount that is equivalent to the applicable Guarantee Rate or interest rate on an annual basis and deduct any Partial Surrenders (including surrender charges and any MVA).

E. Other Features
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Automatic Income Program	Provides for automatic, periodic Partial Surrenders of the Annual Free Withdrawal Amount from the Guarantee Periods.
•Partial Surrenders may occur monthly, quarterly, semi-annually or annually.
•Minimum amount of each Surrender is $100.
•Contract Value must be at least $500 after a program Surrender
•Amounts Surrendered count toward the Annual Free Withdrawal Amount.
•Access Account excluded. Investment in the Access Account will cause the program to terminate.
•Program Surrenders will reduce the Death Benefit, perhaps significantly.

Extended Withdrawal Privilege Rider	Permits Surrenders from the Guarantee Periods up to the amount permitted by the Rider without incurring any surrender charges or MVA that would otherwise apply.	•Applies when the Annuitant reaches age 72. •Access Account excluded. •Surrenders will reduce the Death Benefit, perhaps significantly.
Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment equal to the Contract Value.	•Partial Surrenders (including surrender charges, taxes, and negative MVAs) will reduce the Death Benefit, perhaps significantly.
Hospital, nursing home, or long-term care facility confinement waiver	Provides a waiver of surrender charges on Full and Partial Surrenders if a covered person is confined to a defined facility.
•A covered person must be confined to a qualifying facility for at least 180 calendar days.
•Other conditions prescribed by the waiver must be met for the waiver to apply.
•Negative MVA and taxes may apply to amounts Surrendered from a Guarantee Period.
•May not be available in all states.

You may enroll in the following features (sometimes called a "Program") for no additional fee.
Automatic Income Program
This systematic withdrawal feature allows you to make Partial Surrenders up to your Annual Free Withdrawal Amount from the Guarantee Periods each Contract Year. You can choose the frequency of Partial Surrenders from:
• monthly
• quarterly
• semiannually
• annually
The minimum Surrender is $100. There is a $500 minimum balance required after a Partial Surrender.Amounts Surrendered count toward the Annual Free Withdrawal Amount. You may not be invested in the Access Account while enrolled in this program. If at the end of a Guarantee Period you elect to transfer your Contract Value to the Access Account, your enrollment in this Program will automatically discontinue.
Extended Withdrawal Privilege Rider
When the Annuitant reaches age 72, the annual Extended Withdrawal Privilege permits Surrenders up to the amount permitted by the Rider without incurring any surrender charges or MVA that would otherwise apply. The annual Extended Withdrawal Privilege on the Contract is the greater of:
• the Annual Free Withdrawal Amount; or
• the amount based on multiplying the Contract Value on December 31st of the previous calendar year by a percentage taken from the IRS tables currently in use, less Surrenders made during the current Contract Year.

Any Surrender greater than either of the two amounts described above will be subject to any applicable surrender charges and an MVA. Contract Value in the Access Account is excluded from the Rider (surrender charges and MVAs do not apply to the Access Account).
Reinstatement
The Owner has the option to request a reinstatement after a Surrender (Partial or Full) upon return of the check with a written letter of instruction to us. Surrender charges from the Surrender will be credited back to the Contract Value.
F. Charges, Fees, and Adjustments
Surrender Charges
Surrender charges cover some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Financial Intermediaries and the cost of preparing sales literature and other promotional activities.
Except as discussed below, we assess a surrender charge when you request a Full or Partial Surrender. Surrender charges vary according to the following schedule (subject to state variations).

Surrender Charge

Guarantee Period Year (1)	Initial Guarantee Period	Subsequent Guarantee Period
1	6%	4%
2	6%	3%
3	5%	2%
4	4%	2%
5	3%	2%
6- 1	2%	2%

When you request a surrender, we deduct the dollar amount you request from your Contract Value. Then we subtract the Annual Free Withdrawal Amount from funds then assigned to a Guarantee Period. This difference is then the amount subject to a surrender charge. We then determine the appropriate percentage of surrender charge to be deducted by reference to the applicable Surrender Charge Period. We deduct the surrender charge from the amount to be Surrendered, and, provided there is no MVA, pay you that amount. Surrender charges are applied prior to assessing an MVA.
A Guarantee Period Year is measured from the Contract issue date, renewal date or Guarantee Period transfer date, as applicable to the Surrender date. The surrender charge schedule will reset at each Guarantee Period renewal or transfer, and no credit will be given for the time spent in previous Guarantee Periods.
The following situations are NOT subject to a surrender charge:
•Surrenders made at the end of a Guarantee Period or within the first 30 days after electing a subsequent Guarantee Period;
• Partial Surrenders of not more than the Annual Free Withdrawal Amount;
•Upon death of the Annuitant, joint Owner or Owner;
•Admission to a nursing facility after satisfying certain conditions discussed below;
•Upon annuitization of your Contract (Annuity Commencement Date);
•Permissible duration exchanges;
• Full Surrenders when Contract Value is invested in the Access Account; and/or
•Required Minimum Distributions from IRAs.
We will waive any surrender charge applicable to a Partial or Full Surrender if you, the joint owner or the Annuitant, is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to a:
a.hospital recognized as a general hospital by the proper authority of the state in which it is located;
b.hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;
c.facility certified by Medicare as a hospital or long-term care facility; or
d.nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For the waiver to apply, you must:
a.have owned the Contract continuously since it was issued;
b.provide written proof of confinement satisfactory to us; and

c.request the surrender within 91 calendar days of the last day of confinement.
This waiver is not available if you, the joint Owner or the Annuitant is confined to any of the foregoing facilities when you purchased the Contract. An MVA, taxes and tax penalties may still be applicable. This waiver may not be available in all states.
Market Value Adjustment
We may apply an MVA to amounts in a Guarantee Period that are Surrendered (including Partial and Full Surrenders), transferred, or annuitized prior to the end of the Guarantee Period. An MVA is a positive, negative, or zero adjustment to the proceeds of your transaction. The MVA is applied in the determination of your Net Surrender Value after the Annual Free Withdrawal Amount (if applicable) is taken into consideration, if applicable, and after any applicable surrender charges are deducted.A negative MVA will result in loss, and this loss may be significant. You could lose your principal investment and any previously-credited earnings in the Contract. In extreme circumstances, you could lose up to 100% of the amount Surrendered, transferred, or annuitized due to a negative MVA.
The purpose of the MVA is to generally transfer from us to you the risk of you prematurely liquidating your investment in a Guarantee Period, which helps to protect us from losses on the fixed income investments that we acquire in support of our Contract guarantees. We assume that you will keep your Premium Payments invested for the duration of the Guarantee Period selected. We invest in various fixed income investments and hedging strategies to support Guarantee Rates. We may lose money if we are required to prematurely liquidate these investments at a discount. The MVA is intended to neutrally assess the charge you must pay to make up for certain losses we incur.
The amount of the MVA is based on a formula that takes into account changes in market interest rates and the amount of time left in your Guarantee Period at the time of your transaction.There is no minimum percentage of Contract Value that is exempt from an MVA. In general, in the event that you make a Surrender or other transaction at a time when interest rates have declined, the MVA will result in a positive adjustment, which will increase the proceeds of your transaction. On the other hand, if you make a Surrender or other transaction at a time when interest rates have increased, the MVA will result in a negative adjustment, which will decrease the proceeds of your transaction.
You may contact us for more information regarding the data used in the MVA formula. Detailed information about MVA calculations can be found in the SAI under “Market Value Adjustment Calculations.”
MVAs do not apply to the following:
• Partial Surrenders from a Guarantee Period of not more than the Annual Free Withdrawal Amount;
• Surrender, transfer, or annuitization from a Guarantee Period on the date that the current Guarantee Period ends;
• Transfers to the Access Account;
• Surrender, transfer, or annuitization from the Access Account;
• A Death Benefit; or
• Required Minimum Distribution from an IRA.
An MVA, if applicable, will affect your Net Surrender Value. A negative MVA will reduce the value of your Contract and its benefits, including the Death Benefit, perhaps significantly.
You may obtain information concerning the current value of an MVA by contacting us at 1-800-862-6668. However, MVAs fluctuate daily, and the value of the MVA quoted may change by the time your transaction is executed.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality, or other governmental entity. The tax, currently ranging from 0% to 3.5%, is assessed at the time Premium Payments are made or when Annuity Payouts begin. We will pay premium taxes at the time imposed under applicable law. We, in our sole discretion, may deduct premium taxes at the time we pay such taxes to the applicable taxing authorities, upon Surrender, or when Annuity Payouts commence.
Other Charges
We may offer reduced fees and charges for certain Contracts that may result in decreased costs and expenses.

G. Surrenders
You cannot take any of the money out of your Contract after the Annuity Period begins. Before the Annuity Period, you can take out all of your Contract's value (Full Surrender) or part of it (Partial Surrender). There is a $500 minimum balance required after a Partial Surrender.
If you make a Surrender, you may:
• have to pay a Surrender charge,
• incur an MVA and
• have to pay income tax on the amount you take out and, if you Surrender before you are age 59½, you may have to pay an income tax penalty.
Are there any restrictions on Partial Surrenders?
Yes. If you request a Partial Surrender before the Annuity Period, there are two restrictions:
• The amount you want to Surrender must be at least equal to $500 — our current minimum for Partial Surrenders, and
• The Contract must equal or exceed the Minimum Contract Value after the Surrender, which is $500.
The above restrictions do not apply to the Annual Free Withdrawal Amount.
We reserve the right to terminate your Contract and pay you the Contract Value minus any applicable charges or adjustments if your Contract Value is under the Minimum Contract Value after the Partial Surrender.
Partial Surrenders (including surrender charges, taxes, and MVAs) will reduce the Contract Value and the Death Benefit, perhaps significantly. Amounts in a Guarantee Period that are Surrendered (including Full and Partial Surrenders) prior to the end of the Guarantee Period may be subject to an MVA. An MVA may be positive, negative, or zero. A negative MVA will result in loss, and this loss may be significant. See The Contract – F. Charges, Fees, and Adjustments – Market Value Adjustment for more information on MVAs.
How do I request a Surrender?
Requests for Surrenders must be in writing. To request a Full or Partial Surrender, complete a surrender form or send us a letter. We will also accept fax requests for a Full or Partial Surrender from a completed surrender form or a letter of instruction. The surrender form or letter of instruction should be signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges;
•your tax withholding amount or percentage, if any; and
• your mailing address or wire instructions.
You may also elect to enroll in tele-redemption or can request Partial Surrenders through our website www.talcott.com. See J. Miscellaneous - 10. Telephone Transfers for additional information about contacting us.
If there are joint Owners, both must authorize all Surrenders.
We may defer payment of any Partial or Full Surrender for a period not exceeding six months from the date of our receipt of your notice of surrender or the period permitted by state insurance law, if less. If we defer payment more than 30 days, we will pay interest per annum of at least the statutory required minimum interest rate then in effect on the amount deferred.
What tax consequences are associated with Surrenders?
Prior to age 59 ½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
More than one Contract issued in the same calendar year — If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
H. Death Benefit
What is the Death Benefit and how is it calculated?
The Contract includes a standard Death Benefit for no additional charge.Before we begin to make Annuity Payouts, we will pay a Death Benefit upon the death of the Owner, joint Owner or Annuitant, provided there is no surviving Contingent Annuitant. The Death Benefit is calculated as of the date we receive a certified death certificate or other legal document acceptable to us at our Administrative Office. The Death Benefit we pay is equal to the Contract Value on the date we receive the requisite documents. For example, if your Contract Value is $100,000 as of the date that the Death Benefit is calculated, the Death Benefit will equal $100,000. The Death Benefit calculation is not subject to an MVA.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. An Owner may designate the manner in which the Beneficiary will receive the Death Benefit. The Death Benefit amount remains invested until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
Unless we are otherwise instructed, we may in our discretion, issue the Beneficiary a draft book if your Beneficiary elects to receive the Death Benefit amount as a lump sum payment. The Beneficiary can write one draft for total payment of the Death Benefit, or write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment. Interest will be taxable to the Beneficiary in the tax year that it is credited. We may issue a check to the Beneficiary if the Beneficiary resides, or the Contract was purchased, in a state that imposes restrictions on this method of payment.
The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five (5) years from the date of death if death occurred before the Annuity Commencement Date. The Beneficiary can take surrenders without paying surrender charges.
We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA. For details on specific limitations pertaining to IRAs and other Tax-Qualified contracts please see "Federal Tax Considerations" Section I “Information Regarding Tax-Qualified Retirement Plans.”
Required Distributions — if the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five (5) years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five (5) years.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a payout upon Death Benefit, any remaining value must be distributed at least as rapidly as under the Annuity Payout Option being used as of the Owner's death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
Additional limitations and requirements for distributions apply to Tax Qualified contracts. Please see "Federal Tax Considerations.”
What should the Beneficiary consider?
Alternatives to the Required Distributions — the selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one (1) year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal contract continuation — if the Owner dies, the Owner's spouse (if allowed under applicable federal tax law), if named as sole Beneficiary, may elect to continue the Contract as the new Owner. This spousal continuation is available only once for each Contract. The spouse may alternatively elect to receive the Death Benefit in one lump sum payment or have the Death Benefit paid under one of the Annuity Payout Options.
In the event of the death of the Owner when there is no joint Owner, the Annuitant (Contingent Annuitant if applicable) is alive and the spouse is the sole beneficiary, unless the spouse elects to be paid through another death benefit option, the Contract will continue with the spouse as the Owner and all rights of the original Owner shall become the spouse's.
Death Benefit while in the Access Account — if the Contract Owner or Annuitant dies while the Contract Value is allocated to the Access Account, and we do not receive a payment election as provided in the Settlement of Death Benefit provision of the Contract prior to the expiration date of the Access Account, we will automatically establish a renewal Guarantee Period. The renewal will be effective as of the date of transfer from the prior Guarantee Period Access Account expiration date, and will be established using the same duration, allocation and account(s), as applicable, previously selected by the Contract Owner associated with the prior Guarantee Period. This will remain in effect until the earlier of the Settlement of the Death Benefit as provided by the Contract or the Guarantee Period Expiration Date.

Who will receive the Death Benefit?
The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date. The following tables describe common scenarios. Under certain circumstances; however, a Death Benefit may not be payable.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner or surviving Beneficiary	The Annuitant is living or deceased	Owner's estate receives the Death Benefit.
Annuitant	The Annuitant is also the Owner	There is no named Contingent Annuitant or there is no Contingent Annuitant	Designated Beneficiary receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner is presumed to be the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, the designated Beneficiary remains the Beneficiary and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Designated Beneficiary becomes the Owner and Payments continue.
Annuitant	The Owner is living	Owner receives the Death Benefit.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the Death Benefit.

I. Annuity Payouts
1.When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before we begin making Annuity Payouts. You may change the Annuity Commencement Date by notifying us before we begin to make Annuity Payouts.
The Annuity Commencement Date cannot be deferred beyond the end of the Guarantee Period immediately following the Annuitant's 90th birthday or the end of the Guarantee Period immediately following the end of the 10th Contract Year, whichever is later. You may elect a later date to begin receiving payments, subject to the laws and regulations then in effect, your broker-dealer's protocols, if any and our prior approval. Unless you elect an Annuity Payout Option before the Annuity Commencement Date, we will begin to make Annuity Payouts under the Life Annuity with a 10-Year Period Certain Annuity Payout Option.
If the Annuity Commencement Date does not coincide with the end of a Guarantee Period, an MVA will apply. In that case, we will determine the amount available for Annuity Payouts by taking your Contract Value, deducting any applicable premium taxes and then multiplying that amount by the MVA. No MVA will apply if the Annuity Commencement Date coincides with the end of your Guarantee Period.
If you rollover into a subsequent Guarantee Period or transfer to a Guarantee Period of a different duration, you cannot rollover or transfer into a Guarantee Period with a duration that will take you past your Annuity Commencement Date. For example, if you elected to begin Annuity Payouts on your Annuitant's 90th birthday and your Annuitant is 87 years old, you would not be able to rollover or transfer into a new Guarantee Period with a duration longer than three (3) years unless you extended your Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date.

Surrenders are not available during the Annuity Period. The Death Benefit terminates upon entering the Annuity Period. No amounts will be payable upon death unless your Annuity Payout Option provides otherwise.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once Annuity Payouts begin, you cannot change the Annuity Payout Option.
Life Annuity — We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first Payout, two Annuity Payouts if the Annuitant dies after the second Payout, and so forth.
Life Annuity with a Cash Refund — We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. At the death of the Annuitant, if the Contract Value on the Annuity Commencement Date minus any premium tax is greater than the sum of all Annuity Payouts already made, any difference will be paid to the Beneficiary.
Life Annuity with Payments for a Period Certain — We make Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a period of time you select between five (5) years and 100 years minus the age of the Annuitant. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to (a) continue Annuity Payouts for the remainder of the minimum elected number of years or (b) receive the commuted value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Joint and Last Survivor Life Annuity — We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
The percentages represent actual dollar amounts. The percentage will also affect the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity with Payments for a Period Certain — We make Annuity Payouts for so long as either the Annuitant or Joint Annuitant is living, but Annuity Payouts are at least guaranteed for a period of time you select between five (5) years and 100 years minus the age of the Annuitant. If at the death of the last surviving Annuitant, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary or the Beneficiary can elect to receive the present value of the remaining payments in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations. To calculate the present value we will use an interest rate determined in our discretion. When choosing this option, you must decide what will happen to the Annuity Payments after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
The percentages reflect actual dollar amounts. The percentage will also affect the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments For a Period Certain — We will make Annuity Payouts for the number of years that you select. During the first Contract Year, you can select any period between ten (10) years and 100 years minus the Annuitant's age. After the first Contract Year, you can select any period between five (5) and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the period certain, then the Beneficiary may elect to (a) continue Annuity Payouts for the remainder of the minimum elected number of years or (b) receive the commuted value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
• You cannot Surrender your Contract once Annuity Payouts begin.
•Qualified Contracts — if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•Automatic Annuity Payments — if you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain.
Annuity Proceeds Annuity Option — Amounts otherwise payable as a Death Benefit left in the Contract for a period not to exceed five (5) years from the date of any Contract Owner or Annuitant's death prior to the Annuity Commencement Date will remain in the same Guarantee Period and continue to earn the same interest rate as at the time of death. If the Guarantee Period ends before the end of the five (5) year period, the beneficiary may elect a new Guarantee Period with a duration closest to, but not to exceed the time remaining in the period of five (5) years from the date of the Contract Owner's or Annuitant's death. Full or Partial Surrenders may be made at any time. In the event of any surrender; however, the remaining value will equal the death benefit, minus any Gross Surrender Values, plus any interest earned.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly
•quarterly
•semiannually
•annually
Once you select a frequency, it cannot be changed after the Annuity Commencement Date. If you do not make a selection, the Payee will receive monthly Annuity Payouts. The first payment must be at least equal to the minimum payment amount according to our rules then in effect. If at any time, payments become less than the minimum payment amount, we have the right to change the payment frequency to meet the minimum payment requirements. If any payment amount is less than the minimum annual payment amount, we may make an alternative arrangement with you.
4. How are Annuity Payouts calculated?
The Tables in the Contract provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Annuity Payout Options. Under the Life Annuity, Life Annuity with Cash Refund and Life Annuity with Payments for a Period Certain, the amount of each Annuity Payout will depend upon the age and gender of the Annuitant at the time the first Annuity Payout is due. Under the Joint and Last Survivor Life Annuity and Joint and Last Survivor Life Annuity with Payments for a Period Certain, the amount of the first Annuity Payout will depend upon the gender of both Annuitants and their ages at the time the Annuity Payout is due.
Gender will not be used to determine the amount of the Annuity Payouts if the Contract is issued to qualify under certain sections of the Code. If gender is used to determine the amount of Annuity Payouts, the Annuity tables in the Contract will provide guaranteed minimum rates of payment for male Annuitants and female Annuitants.
The fixed payment Annuity tables for the Annuity Payout Options, except for Payments for a Period Certain Annuity Payout Option are based on the 1983a Individual Annuity Mortality Table projected to the year 2000 using Projection Scale G and an interest rate of 2.5%. The table for the Payments for a Period Certain Annuity Payout Option is based on an interest rate of 2.5% per annum.
The Annuity tables for the Annuity Payout Options, except for Payments for a Period Certain Annuity Payout Option are age dependent. The amount of the first payment will be based on an age a specified number of years younger than the Annuitant's then attained age. The age setback is as follows:

Date of First Payment	Age Setback
2009 - 2014	2 years
2015 - 2019	3 years
2020 - 2029	4 years
2030 - 2039	5 years
2040 or later	6 years

J. Miscellaneous
1. Ownership Changes
We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral.
2. Assignment
A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
To the extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7.
3. Speculative Investing
Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. By purchasing this Contract you represent and warrant that you are not using this product, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
4. Amendment of Contracts
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required in order to conform the Contract to applicable law. No modification will affect the method by which Contract Values are determined. We will notify you in writing of any Contract amendments.
5. State Variations
Your Contract may be subject to variations required by various State insurance departments. Variations are subject to change without notice.
California, Connecticut and New Jersey — In addition to a surviving spouse who is the designated beneficiary, contract continuation is available for a designated beneficiary who is a registered domestic partner or civil union partner pursuant to, or otherwise recognized by, state law, subject to the provisions of section 72(s)(3) of the Internal Revenue Code. In the event the designated beneficiary seeks to continue the contract, and the designated beneficiary is not treated as the "holder" under section 72(s)(3) of the Internal Revenue Code (which is the case under current federal law for a civil union or domestic partner), the distribution requirements of Internal Revenue Code section 72(s)(1) and (2) (which require distributions to begin within five (5) years of the death of holder or at least as rapidly as the distribution method previously commenced by the holder) shall apply. Contract continuation may be elected once with respect to this contract.
Florida — The Annuity Commencement Date may be changed by you to a date not earlier than one (1) year after the Contract issue date and not beyond the end of the Guarantee Period immediately following the later of the Annuitant's 90th birthday or the 10th Contract Year unless the Contract Owner elects a later Annuity Commencement Date in writing, subject to laws and regulations then in effect and our approval. If the Annuity Commencement Date does not coincide with the end of a Guarantee Period, we will apply your Contract Value, less any applicable premium taxes, to purchase the modal income payments under the Life Annuity Payout Option without applying an MVA. If the Annuity Commencement Date coincides with the end of any Guarantee Period, no MVA will be applied in the determination of the monthly income payments for any of the Annuity Options. No surrender charge will be applied upon annuitization at any time. We may offer additional Annuity Options in addition to those described above.
The surrender charge schedule is as follows:

Guarantee Period Year	Initial Guarantee Period	Subsequent Guarantee Period
1	6%	4%
2	6%	3%
3	5%	2%
4	4%	2%
5	3%	2%
6	2%	2%
7	2%	2%
8	2%	2%
9	1%	1%
10	0%	0%

Maryland — No full or partial surrenders at the end of a Guarantee Period shall be subject to a Surrender Charge or MVA for Charitable Remainder Trusts only.
Massachusetts — Nursing home waiver of surrender charge rider is not permitted.

New York — The surrender charge schedule is as follows:

Guarantee	Initial	Subsequent Guarantee Period
Period Year	Guarantee Period	Five years or longer	Four years	Three years	Two years	One year
1	7%	5%	4%	3%	2%	1%
2	6%	4%	3%	2%	1%	0%
3	5%	3%	2%	1%	0%	0%
4	4%	2%	1%	0%	0%	0%
5	3%	1%	0%	0%	0%	0%
6	2%	0%	0%	0%	0%	0%
7	1%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%
10	0%	0%	0%	0%	0%	0%

Pennsylvania — The eligible confinement requirement under the nursing home sales charge waiver is reduced from 180 to 90 days.
6. The Company
Talcott Resolution is a stock life insurance company. Talcott Resolution is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.
We are obligated to pay all amounts promised to investors under the Contract, subject to our financial strength and claims-paying ability.
Status Pursuant to Securities Exchange Act of 1934
Talcott Resolution relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
7. Investments by Talcott Resolution
Our obligations under the Contract ( i.e. , credited interest, Death Benefits, and Annuity Payouts) are funded by our general account. Our obligations under the Contract are subject to our claims-paying ability and financial strength.
Our assets must be invested in accordance with the requirements established by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate and commercial mortgages, real estate and certain other investments.
Contract reserves will be accounted for in a non-unitized, non-insulated separate account. Separate account assets may be commingled with investments from other modified guaranty annuity contracts. Owners have no priority claims on assets accounted for in this separate account. All our assets, including those accounted for in this separate account, are available to meet the guarantees under the Contracts and are available to meet our general obligations. Subject to state insurance department approvals, we may transfer assets between the separate account and our general account from time to time.
In establishing Guarantee Rates for Guarantee Periods and interest rates for the Access Account, we intend to take into account the yields available on the instruments in which we intend to invest the proceeds from the Contracts. Our investment strategy with respect to the proceeds attributable to the Contracts will generally be to invest in investment-grade (or comparable investment quality) debt instruments having durations tending to match the applicable Guarantee Periods. The foregoing notwithstanding, we may also invest in other securities; including but not limited to, U.S. Treasury obligations, U.S. Government agency and instrumentality obligations, mortgage-backed securities and high-yield (junk) bonds. We are not obligated to invest the proceeds attributable to the Contract according to any particular strategy, except as may be required by applicable law. The investment strategy applied to separate account investments from these contracts may not necessarily be consistent with investment strategies applied with respect to investments from other modified guaranty annuity contract investments held within this separate account.
Assets and reserves associated with the Access Account will be held in our General Account. Owners have no priority claims on assets accounted for in this account. All our assets are available to meet the guarantees under the Contracts and are available to meet our general obligations.
8. Financial Statements
The financial statements for Talcott Resolution are incorporated by reference in the SAI. To receive a copy of the SAI free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request an SAI from us.
9. How Contracts are sold
This Contract is no longer available for purchase.
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company ("TDC") under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2024. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Financial Intermediaries receive commissions. Certain selected Financial Intermediaries also receive additional compensation. All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to Financial Intermediaries' internal compensation practices.
Commission arrangements may vary from one Financial Intermediary to another. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
You may be able to exchange one tax-deferred annuity for another without paying taxes on the earnings when you make the exchange. Before you do, compare the benefits, features and costs of the two annuities. You may pay a surrender charge and MVA if you make the exchange during a Guarantee Period. Also, you may pay a surrender charge if you make withdrawals from the new annuity during the first years you own it.
10. Telephone Transfers
You may transfer your Contract Value to the Access Account or effect a variety of financial transactions by telephone. We will use reasonable procedures to confirm that your instructions are genuine. We require verification of account information and will record telephone instructions. You will receive written confirmation of all financial transactions.
We may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine.
We may modify or terminate these privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility or due to circumstances beyond our control. We are not responsible for lost investment opportunities associated with your failure to transact business with us through the Internet, Interactive Voice Response or over the telephone.
Legal Opinion
Christopher Grinnell, Associate General Counsel for Talcott Resolution has passed upon the validity of the interests in the Contracts described in this prospectus.
Cybersecurity and Disruptions to Business Operations
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from system failures and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of electronic data, interference with or denial of service, attacks on systems or websites and other operational disruptions that could severely impede our ability to conduct our business and administer the Contract. Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption of data (e.g., ransomware), disruptions in communications (e.g., denial of service), or unauthorized access to or release of personal or confidential information. In 2023, we were notified of a data security incident involving the MOVEit file transfer system used by numerous financial services companies. A third-party vendor uses that software on our behalf to, among other things, identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts. We notified affected customers as required by law, and we continue to assess and investigate the overall impact of the incident. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology has expanded potential targets for cyber-attack.
System failures and cybersecurity incidents may adversely affect you and/or your Contract. For instance, a cyber-attack may interfere with our ability to process Contract transactions or calculate Contract values, or could result in the release of confidential customer information. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Although we take efforts to protect our systems from cybersecurity incidents, there can be no assurance that we or our service providers will be able to avoid cybersecurity incidents affecting Contract owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
LEGAL PROCEEDINGS
We are involved in claims litigation arising in the ordinary course of business with respect to group and individual life insurance products and annuity contracts. We account for such activity through the establishment of reserves for future policy benefits. We do not believe that there are any legal proceedings that are likely to have a material adverse effect on our ability to meet our obligations under the Contracts or the ability of TDC to perform its obligations as principal underwriter.
Federal Tax Considerations
[TO BE UPDATED BY AMENDMENT]

A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the Internal Revenue Service ("IRS") (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Non-Resident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons.
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing "Federal Tax Considerations," the term "spouse" means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
The federal, as well as state and local, tax laws and regulations require us to report certain transactions with respect to your Contract (such as an exchange of or a distribution from the Contract) to the IRS and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the IRS and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by us against your own records, and in consultation with your own tax advisor, and should notify us if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of Talcott Resolution and the Separate Account
We are taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. We will own the assets underlying the Contracts. The income earned on such assets will be our income.
C. Taxation of Annuities - General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.  Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person);
•A contract acquired by the estate of a decedent by reason of such decedent's death;
•Certain contracts acquired with respect to tax-qualified retirement arrangements;
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130; or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.
A non-natural owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate or trust's adjusted gross income for the taxable year.

2.  Other Contract Owners (Natural Persons).
An owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts, which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding of certain income thresholds.
a.  Amounts Received as an Annuity.
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.”
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".
b.  Amounts Not Received as an Annuity.
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
vii. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid may be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
c.  Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.  10% Penalty Tax - Applicable to Certain Withdrawals and Annuity Payments.
i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.  The 10% penalty tax will not apply to the following distributions:
1.  Distributions made on or after the date the taxpayer has attained the age of 59½.
2.  Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.  Distributions attributable to a taxpayer becoming disabled.
4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).
5.  Distributions made under certain annuities issued in connection with structured settlement agreements.
6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).
7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent, that such amount received or deemed received does not exceed such pre-8/14/82 investment; such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.  Required Distributions.
i.  Death of owner or primary Annuitant
Subject to the alternative election or spouse beneficiary provisions in ii or iii below:
1.  If any owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.  If any owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.  If the owner is not an individual, then for purposes of 1 or 2 above, the primary annuitant under the Contract shall be treated as the owner, and any change in the primary annuitant shall be treated as the death of the owner. The primary Annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of an owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the owner's death.
iii.  Spouse Beneficiary
If any portion of the interest of an owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.
iv.  Civil Union or Domestic Partner
Upon the death of the Contract owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract owner, rather than the spouse of the Contract owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract owner.
g.  Addition of Rider or Material Change
The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.  Partial Exchanges
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the recipient is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless the recipient elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding according to current default methodology, unless the recipient elects otherwise. A recipient may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary "election out" forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were single claiming zero exemptions, and remit the tax to the IRS.
Generally, no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the recipient is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. You also may be required to pay penalties under the estimated income tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" below for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser's beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon an owner's death, whether before or after the Annuity Commencement Date, is generally includable in the owner's estate for federal estate tax purposes. Similarly, prior to the owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is (1) 37½ or more years younger than an owner or (2) a grandchild (or more remote further descendent) of an owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
I. Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the owner of a Contract, as recorded on our books and records. If you are purchasing a Qualified Contract, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Account Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, or other restrictions and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities ("IRAs").
In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a "Deemed IRA" under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.  Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible to make contributions, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions ("RMDs") when the owner reaches their required beginning date (age 70½, 72, 73, or 75 depending on their date of birth) or dies, as described below, may result in imposition of a 25% (after 2022) or 50% (before 2023) additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless an exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to your Traditional IRA or another Qualified Plan. In addition, under Code Section 402(c)(11), a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
b.  SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
c.  SIMPLE IRAs
The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% or 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.  Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract owner's lifetime. Generally, however, upon the owner's death the amount remaining in a Roth IRA must be distributed in accordance with the rules similar to those of a traditional IRA. Prior to January 1, 2018, the owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Deferred Compensation Plans under Section 457 ("Section 457 Plans")
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($23,000 for 2024). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) distributions made after 12/31/2025 for qualified long term care distributions as described in Code Section 401(a)(39).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).
4. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Account Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer or, during 2011, certain distributions from an IRA for charitable purposes). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
5. Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions ("RMDs"). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.  Additional Taxes on Premature Distributions
Code Section 72(t) imposes an additional income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;
(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);
(iii)  part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty, or
(viii) for the birth or adoption of a child under Code Section 72(t)(2)(H).
(ix) made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(x) made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(xii)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
(xiii)  for a qualified first-time homebuyer and meets the requirements of Code Section 72(t)(8);
(xiv) made after 12/31/2023 for certain emergency expenses pursuant to Code Section 72(t)(2)(I);
(xv) made after 12/31/2023 for domestic abuse cases pursuant to Code Section 72(t)(2)(K);
(xvi) for a terminally ill individual pursuant to Code Section 72(t)(2)(L);
(xvii) in connection with federally declared disasters pursuant to Code Section 72(t)(2)(M); or
(xviii) made after 12/29/2025 for qualified long term case distributions pursuant to Code Section 72(t)(2)(N).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.  RMDs and 25% to 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 25% (after 2022) or 50% (before 2023) additional tax on the amount that has not been timely distributed.
An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)  the calendar year in which the individual attains:
(a) Age 70-1/2 for tax years through 2019;
(b) Age 72 for tax years 2020 through 2022;
(c) Age 73 for tax years 2023 through 2032;
(d) Age 75 for tax years after 2032; or
(ii)  Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -
(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70-1/2.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.

(b)    For all other designated beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the owner apply to all Qualified Plans, including Roth IRAs. In addition, if the owner of a Traditional or Roth IRA dies and the owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
6. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.
7. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to federal income tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan or other Qualified Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover," the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax (e.g., 10% additional tax on early distributions).
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a)

("Qualified Annuity Plan"), (3) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:
a.    an RMD amount;
b.    one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.    any distribution made upon hardship of the employee.
Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a "predecessor" Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to one per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.
Other rules and exceptions may apply, so please consult with a qualified tax adviser.

Appendix A - Investment Options Available Under The Contract
The following is a list of fixed interest investment options currently available under the Contract. We may change the features of the fixed interest investment options listed below, offer new fixed interest investment options, and terminate existing fixed interest investment options. We will provide you with written notice before doing so. For more information about the fixed interest investment options available under the Contract, see The Contract – B. Fixed Interest Investment Options.
Note: If amounts are Surrendered or otherwise removed from a Guarantee Period prior to the end of the Guarantee Period, we may apply an MVA. This may result in a significant reduction in the value of your Contract. See The Contract – F. Charge, Fees, and Adjustments – Market Value Adjustment for more information.

Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	1 Year	1.0%
Guarantee Period	2 Years	1.0%
Guarantee Period	3 Years	1.0%
Guarantee Period	4 Years	1.0%
Guarantee Period	5 Years	1.0%
Guarantee Period	6 Years	1.0%
Guarantee Period	7 Years	1.0%
Guarantee Period	8 Years	1.0%
Guarantee Period	9 Years	1.0%
Guarantee Period	10 Years	1.0%
Access Account	Maximum 6 Months	1.0%

APP A - 1

The Statement of Additional Information ("SAI") contains additional information about Talcott Resolution and the Contract. The SAI is dated the same date as this prospectus, and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. To request copies of the SAI, request information about your Contract, and make other inquiries about your Contract, call us at 1-800-862-6668. Copies of the SAI and other information are also available on the following website www.talcottresolution.com .

EDGAR identifier: C[ ]

Statement of Additional Information
Talcott Resolution Life Insurance Company
CRC Select II
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:

Date of Prospectus: [ ], 2025
Date of Statement of Additional Information: [ ], 2025

General Information and History
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (the "Company") is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life Insurance Company to Talcott Resolution Life Insurance Company.
Our corporate offices are located at 1 American Row, Hartford, CT 06103.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Non-Principal Risks of Investing in the Contract

[To be updated by amendment.]

Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
Services

[To be updated by Amendment]

Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for the years ended December 31, 2024, 2023, and 2022, incorporated by reference in this Statement of Additional Information have been audited by [ ], an independent registered public accounting firm, as stated in their report. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of [ ] is [ ].
Exela Technologies
Exela Technologies ("Exela"), formerly known as Regulus Group, LLC, which has its principal office at 2701 E. Grauwyler Road, Irving, TX 85061, provides certain mail room and indexing services to us in connection with our administration of our annuity products. Exela is not affiliated with us, the Separate Account(s) or any of our affiliates, including the Contract's principal underwriter, Talcott Resolution Distribution Company, Inc. We pay Exela for its services on a monthly basis for the work performed based on volume and and its complexity. The dollar amount of fees paid to Exela in 2024 was $[ ], in 2023 was $361,062 and in 2022 was $321,358.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 American Row, Hartford, CT 06103.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2024: $[ ]; 2023: $4,304,414; and 2022: $7,943,007. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal years ended December 31, 2024, 2023, and 2022.
Market Value Adjustment Calculations
A. The MVA Formula
We may apply an MVA to amounts in a Guarantee Period that are Surrendered (including Partial and Full Surrenders), transferred, or annuitized prior to the end of the Guarantee Period. An MVA is a positive, negative, or zero adjustment to the proceeds of your transaction. A negative MVA will result in loss, and this loss may be significant. See The Contract – F. Charges and Fees – Market Value Adjustment and G. Surrenders in the prospectus for more information.
The amount of the MVA is based on a formula that takes into account changes in market interest rates and the amount of time left in your Guarantee Period at the time of your transaction. The formula that will be used to determine the MVA is [(1 + i)/(1 + j)]n/12.
Where:
i =    The U.S. Constant Maturity Treasury (1) rate (expressed as a decimal, e.g., 1% = .01) with maturity years equal to the length of the then current Guarantee Period plus the HCRCIIa Composite Option Adjusted Spread Index (2) rate as of three business days prior to the Guarantee Period effective date;
j =    The U.S. Constant Maturity Treasury (1) rate (expressed as a decimal, e.g., 1% = .01) with maturity years equal to the remainder of the then current Guarantee Period (this will be interpolated as necessary) plus the HCRCIIa Composite Option Adjusted Spread Index(3) rate as of three business days prior to the date the MVA is applied; and
2

n = The number of complete months from the surrender date to the end of the then current Guarantee Period.
In the event that any index (or sub-indices) or rate is no longer available, we will use a substantially similar index (or sub- indices) or rate for determining the MVA. If a discontinued index or rate is not available for a Guarantee Period Renewal, we will use a substantially similar index (or sub-indices) or rate, as applicable. We will notify you of any changes in the availability of the index or rate, and the applicable substitute we will use. You may contact us for more information regarding the data used in the MVA formula.
B. Examples
Below are examples of how an MVA and surrender charges would affect the proceeds of a Full Surrender during a 5-year Guarantee Period. For the purpose of these examples, we have made the assumption that no other Partial Surrenders or pre-authorized distributions of interest occurred prior to the Surrender shown. The hypothetical interest rates are illustrative only and are not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given time may be more or less than those shown.

	Example 1		Example 2
Initial Guarantee Period (years)	5		5
Surrendered at end of year 2, Surrender Charge is	6%		6%
Number of months remaining until end of Guarantee Period (n)	36		36
(i)	7%		7%
(j)	6%		8%
Crediting rate in year 2	7%	*	7%	*
Balance at end of year 1	10,000		10,000
Balance at end of year 2	10,700		10,700
Free Withdrawal at end of year 2	700		700

MVA Formula	1.0286		0.9725
Free Withdrawal	700		700
Amount Subject to Surrender Charge	10,000		10,000
Surrender Charge	600		600
Amount Subject to MVA	9,400		9,400
MVA Adjustment Applied	9,669		9,141
The Net Surrender Value equals	10,369	**	9,841	**
Percentage Change in contract due to MVA	-3.10%	***	-8.03%	***
* Assumes the earned rate equals the rate for i. This is not necessarily true for CRC Select II. The formula will work if you choose a different earned rate.
**    The AWA is added back to the amount after MVA and surrender charges are applied for the amount the client receives at full surrender.
***    Percentage change is based on balance before the AWA is subtracted.
C. Additional Disclosures
CRC Select II is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg makes no representation or warranty, express or implied, to the owners of CRC Select II or any member of the public regarding the advisability of investing in securities generally or in CRC Select II particularly or the ability of the Bloomberg Indices, including without limitation, the HCRCIIa Option Adjusted Spread Index, to track general bond market performance. Bloomberg's only relationship to Talcott Resolution is the licensing of the HCRCIIa Option Adjusted Spread Index which is determined, composed and calculated by Bloomberg without regard to Talcott Resolution or CRC Select II. Bloomberg has no obligation to take the needs of Talcott Resolution or the owners of CRC Select II into consideration in determining, composing or calculating the HCRCIIa Option Adjusted Spread Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of CRC Select II to be issued or in the determination or calculation of the equation by which CRC Select II is to be converted into cash. Bloomberg has no obligation or liability in connection with the administration, marketing or trading of CRC Select II. Bloomberg and the Bloomberg Indices are trademarks of Bloomberg Finance L.P.
3

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TALCOTT RESOLUTION, OWNERS OF THE CRC SELECT II PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO.
BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CRC SELECT II PRODUCT OR HCRCIIA OPTION ADJUSTED SPREAD INDEX OR ANY DATA OR VALUES RELATING THERETO— WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
(1) "Constant Maturity Treasury" rates are yields interpolated by the U.S. Department of the Treasury from the daily yield curve. This curve, which relates the yield on a security to its time to maturity is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations obtained by the Federal Reserve Bank and are available at http://www.federalreserve.gov.
(2) The HCRCIIa Composite Option Adjusted Spread Index is a customized composite index based on the option adjusted spreads of eight indices produced by Barclays Capital Inc. from time to time. These indices consist of: U.S. Corporate Investment Grade: Industrial - Intermediate, U.S. Corporate Investment Grade: Industrial - Utility - Intermediate, U.S. Corporate Investment Grade: Industrial - Financial Institutions - Intermediate, U.S. Asset Backed Securities (Fixed), U.S. CMBS Investment Grade, U.S. Securitized: MBS: Agency MBS, U.S. Corporate High Yield Intermediate and U.S Government Intermediate. We may change the relative weightings and sub-indices from time to time on a prospective basis; provided, however, the allocations established at initiation of a Guarantee Period will remain in effect until maturity of such Guarantee Period.
Other Information
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of Talcott Resolution Life Insurance Company are hereby incorporated by reference to [Form N-VPFS dated [ ], 2025..
Changes in and Disagreements with Accountants
None.
4

PART C - OTHER INFORMATION
ITEM 27. EXHIBITS

(a)		Not applicable.
(b)		Not applicable.
(c)	(1)	Principal Underwriter Agreement	Incorporated by reference to Exhibit 1 of the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
	(2)	Amendment No. 1, Principal Underwriter Agreement	Incorporated by reference to Exhibit 1a of the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
	(3)	Amendment No. 2, Principal Underwriter Agreement.	Incorporated by reference to Exhibit 1b of Post-Effective Amendment No. 4 to Registration Statement File No. 333-133695 filed on March 1, 2010.
	(4)	Amendment No. 3, Principal Underwriter Agreement.	Incorporated by reference to Exhibit 1c of Post-Effective Amendment No. 4 to Registration Statement File No. 333-133695 filed on March 1, 2010.
(d)		Form of Contract(s).	Incorporated by reference to Exhibit 4 to the Initial Registration Statement File No. 333-157272 filed on February 12, 2009.
(e)		Form of Application.	To be filed by amendment.
(f)	(1)
Restated Certificate of Incorporation of Talcott Resolution Life Insurance Company (the "Company"), effective April 2, 1982, as amended by Amendment No. 1, effective August 3, 1984, as amended by Amendment No. 2 effective December 31, 1996, as amended by Amendment No. 3, effective July 25, 2000, as amended by Amendment No. 4, effective June 1, 2018.
Incorporated by reference to Exhibit 3.01 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
	(2)	Amended and Restated By-Laws of Talcott Resolution Life Insurance Company, effective June 1, 2018	Incorporated by reference to Exhibit 3.02 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
(g)	(1)	Annuity Reinsurance Agreement between Hartford Life Insurance Company and Commonwealth Annuity and Life Insurance Company dated as of June 1 2018.*	Incorporated by reference to Exhibit 10.01 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
	(2)	Annuity Reinsurance Agreement between Hartford Life and Annuity Insurance Company and Commonwealth Annuity and Life Insurance Company dated as of June 1 2018.*	Incorporated by reference to Exhibit 10.02 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
	(3)	Reinsurance Agreement between TR Re, Ltd. and Talcott Resolution Life Insurance Company dated October 1, 2021.	Incorporated by reference to Exhibit 10d to Post-Effective Amendment No.1 to Registration Statement 333-255242 filed on April 20, 2022.
(h)		Not applicable.
(i)		Master Services Agreement By and Between Talcott Resolution Life Insurance Company and Regulus Group, LLC.	Filed herewith as Exhibit 99.27i.
(j)		Transition Services Agreement by and between Hartford Fire Insurance Company and Hartford Life, Inc. dated as of May 31, 2018.*	Incorporated by reference to Exhibit 10.03 to File No. 001-32293 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2018 filed on August 14, 2018.
(k)		Consent of Counsel - Christopher Grinnell, Associate General Counsel.	To be filed by amendment.
(l)		Consent of Independent Registered Public Accounting Firm.	To be filed by amendment.
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)		Copies of Powers of Attorney.	Filed herewith as Exhibit 99.27p.
(q)		Not applicable.
(r)		Not applicable.
(*) Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

ITEM 28 DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY
[To be updated by Amendment]

NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President, Chief Communications Officer and Head of Community Involvement
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Jessica Kubat	Vice President
Lindsay Mastroianni	Vice President and Controller
Craig D. Morrow	Vice President and Head of Valuation
James O'Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing

Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY.

[To be updated by Amendment]

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company of New York - Separate Account A

(b) Directors and Officers of TDC

[To be updated by Amendment]

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal

Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.

(c) Compensation From Registrant

[To be updated by Amendment]

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$[ ]

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)

[To be updated by Amendment]

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Fixed Options Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
CRC Select II	[ ]	[ ]	[ ]	$[ ]	$[ ]	No

(b) Not applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
Not applicable.

ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Parts A and B of this Registration Statement.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS
With regard to the Guarantee Periods under the Contract, the Insurance Company represents (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, County of Hartford, and State of Connecticut on November 8, 2024.

Talcott Resolution Life Insurance Company
(Registrant)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Chief Legal Officer and Chief Compliance Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date:
/s/ *	Chief Legal Officer and Chief Compliance Officer, Director	November 8, 2024
Lisa M. Proch	(Serving the Function of Principal Executive Officer)

/s/ *	Executive Vice President, Chief Investment Officer, Director	November 8, 2024
James O'Grady

/s/ *	Director	November 8, 2024
Oliver Jakob

/s/ *	Vice President, Chief Information Officer, Director	November 8, 2024
Samir Srivastava

/s/ *	Director	November 8, 2024
Robert W. Stein

/s/ *	Director	November 8, 2024
Ronald K. Tanemura

/s/ *	Vice President and Controller (Serving the Functions of Principal	November 8, 2024
Lindsay Mastroianni	Financial Officer and Principal Accounting Officer)

*By: Christopher M. Grinnell	Attorney-in-Fact	November 8, 2024
Christopher M. Grinnell

*Executed by Christopher M. Grinnell on behalf of those indicated pursuant to Power of Attorney.

333-278904

EXHIBIT INDEX

27	(i)	Master Services Agreement By and Between Talcott Resolution Life Insurance Company and Regulus Group, LLC.
27	(p)	Copies of Powers of Attorney